Segment Information (Details Narrative) - Segment	6 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Segment Reporting [Abstract]
Segment reporting CODM description	The Company’s Chief Executive Officer has been identified as the chief operating decision maker (“CODM”). The CODM reviews financial information on a consolidated basis for purposes of assessing performance, allocating resources, and making operating decisions. Accordingly, management has determined that the Company operates as one reportable segment.	The Company’s chief operating officer decision maker (“CODM”) has been identified as the Chief Executive Officer, who uses cash flows as the primary measure to manage the business and does not segment the business for internal reporting or decision making. Accordingly, management has determined that there is only one reportable segment.
Number of reportable segments	1	1